PROSPECTUS SUPPLEMENT FOR AARP FUNDS

SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP AGGRESSIVE FUND

AARP MODERATE FUND

AARP CONSERVATIVE FUND

AARP INCOME FUND

AARP MONEY MARKET FUND

Supplement dated July 20, 2010 to the

Prospectus of the AARP Funds dated October 29, 2009,

As supplemented on February 26, 2010 and May 27, 2010

At a meeting on July 13, 2010, the Board of Trustees of the AARP Funds approved, in principle, the liquidation, dissolution and termination (“liquidation”) of the AARP Funds.  Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010.  Shareholders have the right to redeem shares of the AARP Funds prior to the liquidation date.  The Board of Trustees of the AARP Portfolios in which some of the AARP Funds invest also approved the liquidation of the AARP Portfolios at the meeting held on July 13, 2010.  Subsequently, on July 20, 2010, the Board of Trustees of the AARP Funds and of the AARP Portfolios approved a Plan of Liquidation, Dissolution and Termination (“Plan”) for the AARP Funds and the AARP Portfolios (each, a “Trust,” and together the “Trusts”).  Shareholder approval of the liquidations is not required.

Effective at the close of business on July 20, 2010, the AARP Funds will close to new shareholders, and no longer accept orders from existing shareholders to purchase additional shares (including automatic investment programs).  However, exchanges into the AARP Money Market Fund will be permitted up to the liquidation date.  In addition, the AARP Funds’ dividend payment schedule may be adjusted.

The Plans provide for the liquidation of the assets of the respective Trusts and the distribution to the shareholders of the respective Trusts of all of the proceeds of the liquidation.  Shareholders will receive cash for their shares in the AARP Funds.  While the AARP Funds (and the AARP Portfolios) will likely maintain higher cash positions to meet anticipated redemption requests, to the extent reasonably practical, the AARP Funds (and the AARP Portfolios) are expected to continue to be managed according to their investment objectives until the liquidation date.  By October 1, 2010, assets of the AARP Portfolios are expected to be transitioned into cash.  As a result, as of that date the AARP Portfolios (and the AARP Funds) will no longer be pursuing their investment objectives or engaging in any business activities except for the purpose

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of winding up their business affairs and distributing their remaining cash assets to the AARP Funds for distribution, in turn, to shareholders of the AARP Funds.  Shareholders remaining in the AARP Funds prior to or on the date of liquidation may indirectly bear increased transaction fees incurred in connection with the disposition of assets by the AARP Portfolios.  However, AARP is a significant investor in each of the AARP Portfolios and has committed to remain invested in the AARP Portfolios until the liquidation date.  Moreover, AARP Financial Inc., the investment adviser of AARP Funds and AARP Portfolios, has committed to keep the current expense limitation agreements in place through the date of liquidation.

Prior to liquidation of each Trust, the Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.  The payment date for these special dividends is September 28, 2010, based on records as of the close of business on September 24, 2010.

The liquidation will not result in income tax liability for either Trust.  Distribution of cash liquidation proceeds to shareholders of the AARP Funds may result in a taxable event for shareholders depending on their individual circumstances.  Shareholders should consult with their own tax advisers about any tax liability resulting from the receipt of liquidation proceeds.

You can obtain further information about the liquidation and get help with transactions or account-related inquiries by calling the AARP Financial Center at 1-888-242-8412 or emailing the Center at info@aarpfinancial.com.  You can speak with a representative from 8:00 AM to 6:00 PM Eastern time (Monday through Friday).

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